Exhibit 31.2

Certification of Chief Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act and Rule 13a-14(a)

or 15d-14(a) under the Securities Exchange Act of 1934

I, Andrew D. Demott, Jr., certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q of Superior Uniform Group, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Superior Uniform Group, Inc. as of, and for, the periods presented in this report;

4.	Superior Uniform Group, Inc.’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined by Exchange Act Rules 13a-15(f) and 15d-15(f)) for Superior Uniform Group, Inc. and we have:

a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Superior Uniform Group, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of Superior Uniform Group, Inc.’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation and

d) disclosed in this report any change in Superior Uniform Group’s internal control over financial reporting that occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Superior Uniform Group’s internal control over financial reporting; and

5.	Superior Uniform Group, Inc.’s other certifying officer and I have disclosed, based on our most recent evaluation, to Superior Uniform Group, Inc.’s auditors and the audit committee of Superior Uniform Group, Inc.’s board of directors:

a) all significant deficiencies in the design or operation of internal controls which are reasonably likely to adversely affect Superior Uniform Group, Inc.’s ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in Superior Uniform Group, Inc.’s internal controls over financial reporting.

Date: November 7, 2005

/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr. Senior Vice President, Chief Financial Officer and Treasurer